June 30, 1997

VIA FACSIMILE & UPS

The Balcor Company                      Katten Muchin & Zavis
2355 Waukegan Road, Suite A200          525 West Monroe Street, Suite 2100
Bannockburn, Illinois 60015             Chicago, Illinois 60661-3693
Attention:  Ilona Adams, John Powell    Attention: Daniel J. Perlman, Esq.
            and Al Lieberman                       and Andrew D. Small, Esq.
Facsimile: 708/317-4461                 Facsimile: 312/902-1061

     Re: Agreement of Sale dated as of May 16, 1997 (as amended from time to time, the "Agreement"), by and between ERP Operating Limited Partnership ("Purchaser") and N.H. Associates

Ladies and Gentlemen:

     On behalf of the above referenced Purchaser, and pursuant to Section 8(C) of the above referenced Agreement, this letter constitutes an Extension Notice from Purchaser that the date for satisfaction of the Conditions Precedent is hereby extended to July 28, 1997, and the Closing Date to August 4, 1997 (or five business days after satisfaction of the Conditions Precedent, whichever occurs first). Defined terms used, but not defined, in this letter shall have the same respective meanings ascribed to such terms in the Agreement.

     Please acknowledge this Extension Notice, and forward a copy to the Title Insurer, as provided in Section 8(C) of the Agreement. Should you have any questions, please call me. Thank you for your assistance with this matter.

                              Very truly yours,

                               /s/ John P. Starkweather
                              --------------------------------
                                   John P. Starkweather

cc:  Christopher Beda (via facsimile: 312/454-9678)
     Alan George (via facsimile: 312/454-9678)
     Kelly Stonebraker
     Roberta Vacker
                               /s/ John K. Powell
                              --------------------------------
                              John K. Powell
                              Authorized Agent
                              Acknowledged on behalf of Seller
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